UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     September 3, 2004

Viasystems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-29727 (Commission File Number)	43-177252 (IRS Employer Identification No.)

101 South Hanley Road, St. Louis MO 63105

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code     (314) 727-2087

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On September 3, 2004, Viasystems, Inc.’s parent company, Viasystems Group, Inc., issued a press release announcing that it was offering to holders of shares of its common stock and its class B senior convertible preferred stock the right to subscribe for and to purchase an aggregate of 5,555,555 additional shares of its common stock. A copy of Viasystems Group, Inc.’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press Release dated September 3, 2004.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS, INC.
Date: September 9, 2004	By:	/s/ David J. Webster
		Name:	David J. Webster
		Title:	Chief Administrative Officer

3

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press Release, dated September 3, 2004